                                 Exhibit 99.1
                                 ------------

                     [LETTERHEAD OF SUNGARD APPEARS HERE]

          October 18, 2001

          Madeline Hopkins      Michael J. Ruane        Internet
          (610) 341-4357        (610) 341-8709         www.sungard.com


                 SunGard Announces Third Quarter 2001 Results

          Trend Continues Toward High-Availability and ASP Solutions


Wayne, PA -- SunGard (NYSE:SDS), a global leader in integrated IT solutions and eProcessing for financial services, reported today that net income for the three months ended September 30, 2001 was $62.2 million, an increase of 6% over net income of $58.5 million for the same period in 2000, excluding one-time charges for merger costs. Revenue for the third quarter was $463.3 million, an increase of 12% over revenue of $413.2 million reported in the year-ago quarter.

The related diluted net income per share was $0.22, unchanged from 2000 second quarter results, adjusted for the June 2001 two-for-one stock split. Cash earnings per share, which excludes after-tax amortization of acquisition-related intangibles, were $0.26 for the quarter, compared to $0.25 for the same period in 2000.

"SunGard delivered a solid operating performance despite the impact of the September 11th attacks and the slowdown in our clients' decision-making process," commented James L. Mann, chairman and chief executive officer.

"Those events provide further impetus for SunGard's fundamental business drivers of integration, connectivity and continuity. Going forward, we believe that financial institutions will view more favorably the type of high-availability, ASP, and integrated solutions with built-in business continuity that SunGard offers," added Mr. Mann.

For the first nine months of 2001, revenue was $1.37 billion, an increase of 14% over the $1.2 billion reported for the first nine months of 2000. The related net income and diluted net income per share for the first nine months of 2001, excluding one-time items, were $183.2 million and $0.64, respectively, increases of 17% and 10% over related net income and diluted net income per share for the first nine months of 2000 of $155.9 million and $0.58, respectively.

"We have revised our outlook for 2001 diluted earnings per share to be in the range of $0.88 to $0.91, reflecting our estimation of the impact of recent events on our 2001 full-year results. As always, we will provide guidance on 2002 earnings in February when we report full-year results," Mr. Mann added.

Investment Support Systems (ISS) revenue grew 13% to $339.3 million for the quarter. Recent events highlight just how vital information technology is to business and the financial markets. Now more than ever, it is clear that integrated, single vendor straight-through-processing solutions are ultimately more resilient than stand-alone solutions. Going forward, the Company believes that financial institutions will look for solutions with built-in redundancy and business continuity. SunGard offers these today.

Business Continuity and Internet Services (BCIS) revenue increased 12% to $116.2 million. While BCIS handled 30 declared emergencies triggered by the events of September 11th, these activities did not have a material impact on the results of this segment. However, that event did underscore how crucial the business continuity industry is to the financial services industry.

On October 11, 2001, SunGard agreed to buy the Availability Solutions business of Comdisco, Inc. for $825 million in cash, without assumption of any bank or public debt. SunGard's bid is fully supported by Comdisco and both the Official Committee of Unsecured Creditors and the Official Equity Committee. This transaction is subject to approval by the U.S. Bankruptcy Court for the Northern District of Illinois at a hearing set for October 23, 2001 and is expected to close as soon as possible after Bankruptcy Court approval.

"The combination of these two world-class organizations will ensure that this critical industry will be served by an experienced, independent vendor providing hardware-neutral services," said Mr. Mann. He added, "The transaction has widespread support from customers, who will benefit from more facilities, platforms, network capacity and technical personnel, with greater geographic coverage and increased operating efficiencies."

SunGard previously had submitted its Hart-Scott-Rodino (HSR) filing related to the Comdisco transaction. The HSR waiting period has expired, but the U.S. Justice Department has not concluded its investigation. The Company is optimistic that the Justice Department will conclude its review by October 23, 2001 and not seek to block the transaction.

A few weeks ago, SunGard announced a $100 million share repurchase plan. That plan expired on October 12, 2001, when the SEC's relaxed rules on repurchases expired. The Company did not repurchase any shares under that plan.

SunGard will hold its quarterly earnings conference call at 9:00 a.m. EDT on October 19, 2001. You may listen to the call live at www.vcall.com. Replays will be available shortly after the end of the call through midnight on Friday, October 26, 2001 at www.vcall.com or 719-457-0820, code #691586.

About SunGard
SunGard (NYSE:SDS) is a global leader in integrated IT solutions and eProcessing for financial services. SunGard is also the pioneer and a leading provider of high-availability infrastructure for business continuity. With annual revenues in excess of $1 billion, SunGard serves more than 20,000 clients in over 50 countries, including 47 of the world's 50 largest financial services institutions. Visit SunGard at www.sungard.com.
                                ---------------

-------------------------------------------------------------------------------
 "Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995

Statements about the Company's outlook for 2001, statements about the expected effects on SunGard of the acquisition of Comdisco's business continuity assets (if such acquisition closes), statements about the expected timing and scope of the acquisition and all other statements in this release other than historical facts are forward-looking statements that are subject to risks and uncertainties that may change at any time and differ from actual results. Forward-looking statements include information about possible or assumed future financial results of SunGard and usually contain words such as "believes," "intends," "expects," "anticipates," or similar expressions. SunGard derives most of its forward-looking statements from its operating budgets and forecasts, which are based upon many detailed assumptions. While SunGard believes that its assumptions are reasonable, it cautions that there are inherent difficulties in predicting certain important factors, such as the timing and magnitude of software sales, the ramifications of the events of September 11, 2001, the effect of general economic and market issues on software and services buying decisions, the timing and scope of technological advances, the integration and performance of acquired businesses, the prospects for future acquisitions, the ability to attract and retain key personnel, and the overall condition of the financial services industry. SunGard may not be able to complete the Comdisco acquisition on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to get Bankruptcy Court approval or the failure to satisfy other conditions to closing. The factors set forth in this paragraph and other factors which may affect SunGard or its ability to complete acquisitions and realize the expected benefits of the acquisitions, as and when applicable, are discussed in SunGard's filings with the Securities and Exchange Commission, including its most recent Form 10-K, a copy of which may be obtained from SunGard without charge.
--------------------------------------------------------------------------------
                             #         #         #

                           SunGard Data Systems Inc.
                   Consolidated Condensed Income Statements
                      Excluding Merger Costs (See Note 1)
                   (In thousands, except per share amounts)
                                  (Unaudited)

                                                                                     Nine Months Ended        Three Months Ended
                                                                                  ------------------------  ---------------------
                                                                                        September 30,            September 30,
                                                                                  ------------------------  ---------------------
                                                                                      2001         2000        2001        2000
                                                                                  -----------  -----------  ---------   ---------
 Revenues                                                                         $ 1,366,256  $ 1,198,970  $ 463,270   $ 413,209
                                                                                  -----------  -----------  ---------   ---------

Costs and expenses:
      Cost of sales and direct operating                                              537,879      483,359    180,498     164,665
      Sales, marketing and administration                                             293,753      259,565     98,469      85,021
      Product development                                                             128,937      104,089     44,956      34,879
      Depreciation and amortization                                                    72,412       65,939     25,751      23,091
      Amortization of acquisition-related intangible assets                            48,010       41,858     16,585      14,009
                                                                                  -----------  -----------  ---------   ---------
                                                                                    1,080,991      954,810    366,259     321,665
                                                                                  -----------  -----------  ---------   ---------
Income from operations, excluding merger costs                                        285,265      244,160     97,011      91,544
      Interest income                                                                  20,557       17,132      5,934       6,498
      Interest expense                                                                 (1,702)      (1,383)      (397)       (615)
                                                                                  -----------  -----------  ---------   ---------
Income before income taxes, excluding merger costs                                    304,120      259,909    102,548      97,427
      Income taxes                                                                    120,930      103,964     40,301      38,971
                                                                                  -----------  -----------  ---------   ---------
 Net income, excluding merger costs                                               $   183,190  $   155,945  $  62,247   $  58,456
                                                                                  -----------  -----------  ---------   ---------
Basic net income per common share, excluding
      merger costs                                                                $      0.67  $      0.59  $    0.22   $    0.22
                                                                                  -----------  -----------  ---------   ---------
Shares used to compute basic net income per
      common share (see Note 2)                                                       274,720      263,549    279,069     264,752
                                                                                  -----------  -----------  ---------   ---------
Diluted net income per common share, excluding
      merger costs                                                                $      0.64  $      0.58  $    0.22   $    0.22
                                                                                  -----------  -----------  ---------   ---------
   Shares used to compute diluted net income per
      common share (see Note 2)                                                       284,117      269,918    287,549     271,474
                                                                                  -----------  -----------  ---------   ---------

      See Notes to Consolidated Condensed Financial Information.
==============================================================================

                           SunGard Data Systems Inc.
                   Supplemental Income Statement Information
                      Excluding Merger Costs (See Note 1)
                                (In thousands)
                                  (Unaudited)

                                                                                     Nine Months Ended        Three Months Ended
                                                                                  ------------------------  ---------------------
                                                                                        September 30,            September 30,
                                                                                  ------------------------  ---------------------
                                                                                      2001         2000        2001        2000
                                                                                  -----------  -----------  ---------   ---------
Revenues:
      Investment support systems                                                  $ 1,003,359  $   873,747  $ 339,252   $ 300,828
      Business continuity and Internet services                                       338,868      300,643    116,186     103,701
      Other businesses                                                                 24,029       24,580      7,832       8,680
                                                                                  -----------  -----------  ---------   ---------
                                                                                  $ 1,366,256  $ 1,198,970  $ 463,270   $ 413,209
                                                                                  -----------  -----------  ---------   ---------
Income from operations:
      Investment support systems                                                  $   201,925  $   170,225  $  67,412   $  64,055
      Business continuity and Internet services                                       100,214       82,943     35,502      30,537
      Other businesses                                                                  7,598        7,420      2,358       2,866
      Corporate administration                                                        (24,472)     (16,428)    (8,261)     (5,914)
                                                                                  -----------  -----------  ---------   ---------
                                                                                  $   285,265  $   244,160  $  97,011   $  91,544
                                                                                  -----------  -----------  ---------   ---------
Operating margin:
      Investment support systems                                                         20.1%        19.5%      19.9%       21.3%
                                                                                  -----------  -----------  ---------   ---------
      Business continuity and Internet services                                          29.6%        27.6%      30.6%       29.4%
                                                                                  -----------  -----------  ---------   ---------
      Other businesses                                                                   31.6%        30.2%      30.1%       33.0%
                                                                                  -----------  -----------  ---------   ---------
      Total                                                                              20.9%        20.4%      20.9%       22.2%
                                                                                  -----------  -----------  ---------   ---------

      See Notes to Consolidated Condensed Financial Information.

                            SunGard Data Systems Inc.
                    Consolidated Condensed Income Statements
                       Including Merger Costs (See Note 1)
                   (In thousands, except per share amounts)
                                   (Unaudited)

                                                                                     Nine Months Ended        Three Months Ended
                                                                                  ------------------------  ---------------------
                                                                                        September 30,            September 30,
                                                                                  ------------------------  ---------------------
                                                                                      2001         2000        2001        2000
                                                                                  -----------  -----------  ---------   ---------
 Revenues                                                                         $ 1,366,256  $ 1,198,970  $ 463,270   $ 413,209
                                                                                  -----------  -----------  ---------   ---------

Costs and expenses:
      Cost of sales and direct operating                                              537,879      483,359    180,498     164,665
      Sales, marketing and administration                                             293,753      259,565     98,469      85,021
      Product development                                                             128,937      104,089     44,956      34,879
      Depreciation and amortization                                                    72,412       65,939     25,751      23,091
      Amortization of acquisition-related intangible assets                            48,010       41,858     16,585      14,009
      Merger costs                                                                      1,829        7,962          -       5,206
                                                                                  -----------  -----------  ---------   ---------
                                                                                    1,082,820      962,772    366,259     326,871
                                                                                  -----------  -----------  ---------   ---------
Income from operations                                                                283,436      236,198     97,011      86,338
      Interest income                                                                  20,557       17,132      5,934       6,498
      Interest expense                                                                 (1,702)      (1,383)      (397)       (615)
                                                                                  -----------  -----------  ---------   ---------
Income before income taxes                                                            302,291      251,947    102,548      92,221
      Income taxes                                                                    121,810      101,419     40,301      36,889
                                                                                  -----------  -----------  ---------   ---------
 Net income                                                                       $   180,481  $   150,528  $  62,247   $  55,332
                                                                                  -----------  -----------  ---------   ---------

 Basic net income per common share                                                $      0.66  $      0.57  $    0.22   $    0.21
                                                                                  -----------  -----------  ---------   ---------
Shares used to compute basic net income per common share (see Note 2)                 274,720      263,549    279,069     264,752
                                                                                  -----------  -----------  ---------   ---------
 Diluted net income per common share                                              $      0.64  $      0.56  $    0.22   $    0.20
                                                                                  -----------  -----------  ---------   ---------
Shares used to compute diluted net income per common share (see Note 2)               284,117      269,918    287,549     271,474
                                                                                  -----------  -----------  ---------   ---------

      See Notes to Consolidated Condensed Financial Information.
================================================================================

                            SunGard Data Systems Inc.
                    Supplemental Income Statement Information
                       Including Merger Costs (See Note 1)
                                 (In thousands)
                                   (Unaudited)

                                                                                     Nine Months Ended        Three Months Ended
                                                                                  ------------------------  ---------------------
                                                                                        September 30,            September 30,
                                                                                  ------------------------  ---------------------
                                                                                      2001         2000        2001        2000
                                                                                  -----------  -----------  ---------   ---------
Revenues:
      Investment support systems                                                  $ 1,003,359  $   873,747  $ 339,252   $ 300,828
      Business continuity and Internet services                                       338,868      300,643    116,186     103,701
      Other businesses                                                                 24,029       24,580      7,832       8,680
                                                                                  -----------  -----------  ---------   ---------
                                                                                  $ 1,366,256  $ 1,198,970  $ 463,270   $ 413,209
                                                                                  -----------  -----------  ---------   ---------
Income from operations:
      Investment support systems                                                  $   201,925  $   170,225  $  67,412   $  64,055
      Business continuity and Internet services                                       100,214       82,943     35,502      30,537
      Other businesses                                                                  7,598        7,420      2,358       2,866
      Corporate administration                                                        (24,472)     (16,428)    (8,261)     (5,914)
      Merger costs                                                                     (1,829)      (7,962)         -      (5,206)
                                                                                  -----------  -----------  ---------   ---------
                                                                                  $   283,436  $   236,198  $  97,011   $  86,338
                                                                                  -----------  -----------  ---------   ---------
Operating margin (excluding merger costs):
      Investment support systems                                                         20.1%        19.5%      19.9%       21.3%
                                                                                  -----------  -----------  ---------   ---------
      Business continuity and Internet services                                          29.6%        27.6%      30.6%       29.4%
                                                                                  -----------  -----------  ---------   ---------
      Other businesses                                                                   31.6%        30.2%      30.1%       33.0%
                                                                                  -----------  -----------  ---------   ---------
      Total                                                                              20.9%        20.4%      20.9%       22.2%
                                                                                  -----------  -----------  ---------   ---------

      See Notes to Consolidated Condensed Financial Information.

                           SunGard Data Systems Inc.
                     Consolidated Condensed Balance Sheets
                                (In thousands)

                                                                                              Sept. 30,
                                                                                                2001
                                                                                             (Unaudited)   Dec 31, 2000
                                                                                             -----------   ------------
Assets:
Current:
        Cash, equivalents and short-term investments                                         $   682,583   $    436,069
       Accounts receivable, net                                                                  425,179        415,615
       Prepaid expenses and other current assets                                                  62,380         60,058
                                                                                             -----------   ------------
           Total current assets                                                                1,170,142        911,742
Property and equipment, net                                                                      249,668        208,580
Software products, net                                                                           144,492        150,290
Goodwill, deferred income taxes and other assets, net                                            565,744        574,573
                                                                                             -----------   ------------
                                                                                             $ 2,130,046   $  1,845,185
                                                                                             -----------   ------------

Liabilities and Stockholders' Equity:
Current:
        Short-term and current portion of long-term debt                                     $     1,488   $      5,908
       Accounts payable and accrued expenses                                                     219,275        204,025
       Deferred revenue                                                                          204,204        184,837
                                                                                             -----------   ------------
           Total current liabilities                                                             424,967        394,770
Long-term debt                                                                                     3,588          7,939
Stockholders' equity                                                                           1,701,491      1,442,476
                                                                                             -----------   ------------
                                                                                             $ 2,130,046   $  1,845,185
                                                                                             -----------   ------------

       See Notes to Consolidated Condensed Financial Information.
================================================================================


                           SunGard Data Systems Inc.
            Notes to Consolidated Condensed Financial Information
                   (In thousands, except per share amounts)

Note 1.  Merger Costs:

           Nine months ended September 30, 2001 and 2000:
           ---------------------------------------------

           During 2001, net merger costs of $1,829 ($2,709 after-tax, or less than $0.01 per diluted share) were recorded. The one-time costs are associated with a pooling-of-interests transaction and costs associated with the attempted acquisition of certain assets of Bridge Information Systems, Inc. (Bridge), reduced by the $5.0 million break-up fee paid to the Company in connection with the attempted acquisition of Bridge. The costs include investment banking, legal and accounting fees.

           During 2000, merger costs of $7,962 ($5,417 after-tax, or $0.02 per diluted share) were recorded. The one-time costs are associated with acquired in-process research and development and pooling-of-interests transactions.

           Three months ended September 30, 2001 and 2000:
           ----------------------------------------------

           During 2001, no merger costs were recorded.

           During 2000, merger costs of $5,206 ($3,124 after-tax, or $0.01 per diluted share) were recorded. These one-time costs are associated with acquired in-process research and development in connection with the acquisition of Global Information Solutions Ltd.

Note 2.  Two-for-one common stock split:

           On May 11, 2001, the Company's board of directors authorized a two-for-one stock split of the Company's common stock. Stockholders of record as of the close of business on May 25, 2001 received one additional share of SunGard stock for every share held on that date. The effective date for the stock split was June 18, 2001. The number of shares used for purposes of calculating net income per common share and all per share data has been adjusted for all periods presented to reflect the stock split.